UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 3, 2011

SALLY HOLDINGS LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-144427	36-4472381
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (940) 898-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 3, 2011, Sally Beauty Holdings, Inc., the indirect parent company of Sally Holdings LLC (the “Company”) and Sally Capital Inc. (“Capital”), issued the news releases attached hereto as Exhibits 99.1 and 99.2 announcing, respectively, (1) the proposed private placement by the Company and Capital of Senior Notes due 2019 (the “Senior Notes”) and (2) the increase in size and pricing of the private placement of the Senior Notes. The contents of such news releases are incorporated by reference in this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)        The following Exhibits are filed herewith as part of this report:

99.1	News Release of Sally Beauty Holdings, Inc. announcing the proposed private placement by the Company and Capital of the Senior Notes, dated November 3, 2011.

99.2	News Release of Sally Beauty Holdings, Inc. announcing the increase in size and pricing of the private placement by the Company and Capital of the Senior Notes, dated November 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY HOLDINGS LLC

November 3, 2011	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Vice President and Assistant Secretary

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